Exhibit 99.1
********************************************************************************

                           CARNIVAL CORPORATION & PLC
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (in millions, except per share data)

                                                         Three Months Ended
                                    --------------------------------------------------------
                                       February 28,      May 31,    August 31,  November 30,
                                     2006       2005       2005        2005         2005
                                     ----       ----       ----        ----         ----
Revenues
  Cruise
    Passenger tickets               $1,910     $1,843     $1,903      $2,700       $1,953
    Onboard and other                  539        544        566         656          572
  Other                                 14         11         47         251           48
                                    ------     ------     ------      ------       ------
                                     2,463      2,398      2,516       3,607        2,573
                                    ------     ------     ------      ------       ------

Costs and Expenses
  Operating
    Cruise
      Commissions, transportation
        and other                      408        423        380         475          367
      Onboard and other                 97         97         96         118          101
      Payroll and related              272        269        278         297          278
      Food                             152        153        151         160          149
      Fuel                             214        133        169         189          216
      Other ship operating             357        330        374         359          402
    Other                               16         13         40         162           39
                                    ------      -----      -----      ------       ------
    Total                            1,516      1,418      1,488       1,760        1,552
  Selling and administrative           366        336        342         300          357
  Depreciation and amortization        232        222        224         226          230
                                    ------      -----      -----      ------       ------
                                     2,114      1,976      2,054       2,286        2,139
                                    ------      -----      -----      ------       ------

Operating Income                       349        422        462       1,321          434
                                    ------      -----     ------      ------       ------

Nonoperating (Expense) Income
  Interest income                        7          3          6          10           10
  Interest expense, net of
    capitalized interest               (76)       (86)       (82)        (82)         (80)
  Other (expense) income, net          (15)         6          2         (23)           2
                                    ------      -----     ------      ------       ------
                                       (84)       (77)       (74)        (95)         (68)
                                    ------      -----     ------      ------       ------

Income Before Income Taxes             265        345        388       1,226          366

Income Tax (Expense) Benefit, Net      (14)         3                    (45)         (30)
                                    ------      -----     ------      ------       ------

Net Income                          $  251      $ 348     $  388      $1,181       $  336
                                    ======      =====     ======      ======       ======

Earnings Per Share
  Basic                             $ 0.31      $0.43     $ 0.48      $ 1.46       $ 0.42
                                    ======      =====     ======      ======       ======
  Diluted                           $ 0.31      $0.42     $ 0.47      $ 1.40       $ 0.41
                                    ======      =====     ======      ======       ======

Dividends Per Share                 $ 0.25      $0.15     $ 0.20      $ 0.20       $ 0.25
                                    ======      =====     ======      ======       ======

See accompanying note.

                           CARNIVAL CORPORATION & PLC
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (in millions, except per share data)

                                 Six Months Ended    Nine Months Ended      Year Ended
                                       May 31,          August 31,          November 30,
                                        2005               2005                 2005
                                        ----               ----                 ----
Revenues
  Cruise
    Passenger tickets                  $3,746             $6,446              $ 8,399
    Onboard and other                   1,110              1,766                2,338
  Other                                    58                309                  357
                                       ------             ------              -------
                                        4,914              8,521               11,094
                                       ------             ------              -------

Costs and Expenses
  Operating
    Cruise
      Commissions, transportation
        and other                         803              1,278                1,645
      Onboard and other                   193                311                  412
      Payroll and related                 547                844                1,122
      Food                                304                464                  613
      Fuel                                302                491                  707
      Other ship operating                704              1,063                1,465
    Other                                  53                215                  254
                                       ------             -------             -------
    Total                               2,906              4,666                6,218
  Selling and administrative              678                978                1,335
  Depreciation and amortization           446                672                  902
                                       ------             ------              -------
                                        4,030              6,316                8,455
                                       ------             ------              -------

Operating Income                          884              2,205                2,639
                                       ------             ------              -------

Nonoperating (Expense) Income
  Interest income                           9                 19                   29
  Interest expense, net of
    capitalized interest                 (168)              (250)                (330)
  Other income (expense), net               8                (15)                 (13)
                                       ------             ------              -------
                                         (151)              (246)                (314)
                                       ------             ------              -------

Income Before Income Taxes                733              1,959                2,325

Income Tax Benefit (Expense), Net           3                (42)                 (72)
                                       ------             ------              -------

Net Income                             $  736             $1,917              $ 2,253
                                       ======             ======              =======

Earnings Per Share
  Basic                                $ 0.92             $ 2.38               $ 2.80
                                       ======             ======               ======
  Diluted                              $ 0.89             $ 2.29               $ 2.70
                                       ======             ======               ======

Dividends Per Share                    $ 0.35             $ 0.55               $ 0.80
                                       ======             ======               ======

See accompanying note.

                           CARNIVAL CORPORATION & PLC
                  NOTE TO CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

Change in Dry-dock Policy

      During the second quarter of fiscal 2006 Carnival Corporation & plc changed its method of accounting for dry-dock costs from the deferral method under which we amortized our deferred dry-dock costs over the estimated period of benefit between dry-docks, to the direct expense method, under which we expense all dry-dock costs as incurred. Dry-dock amortization expense is included in other ship operating expenses in the accompanying Consolidated Statements of Operations. The effect of applying this change retroactively is as follows (in millions):

                                                       Three Months Ended
                                     -------------------------------------------------------
                                       February 28,
                                       ------------       May 31,   August 31,  November 30,
                                     2006       2005        2005       2005         2005
                                     ----       ----        ----       ----         ----
Net income as previously
  reported                           $280       $345        $408      $1,151        $353
(Decrease) increase to
  previously reported net
  income                              (29)         3         (20)         30         (17)
                                     ----       ----        ----      ------        ----
Net income                           $251       $348        $388      $1,181        $336
                                     ====       ====        ====      ======        ====
                                  Six Months Ended   Nine Months Ended      Year Ended
                                    May 31, 2005      August 31, 2005    November 30, 2005
                                    ------------      ---------------    -----------------
Net income as previously
  reported                              $ 753             $1,904               $2,257
(Decrease) increase to
  previously reported net
  income                                  (17)                13                   (4)
                                        -----             ------               ------
Net income                              $ 736             $1,917               $2,253
                                        =====             ======               ======

                           CARNIVAL CORPORATION & PLC
                               SEGMENT INFORMATION
                                   (UNAUDITED)
                                 (in millions)

                                                        Three Months Ended
                                    --------------------------------------------------------
                                      February 28,
                                      -----------          May 31,   August 31,  November 30,
                                     2006       2005        2005       2005         2005
                                     ----       ----        ----       ----         ----
Revenues
  Cruise                            $2,449     $2,387      $2,469     $3,356       $2,525
  Other                                 16         12          60        329           60
  Intersegment elimination              (2)        (1)        (13)       (78)         (12)
                                    ------     ------      ------     ------       ------
                                    $2,463     $2,398      $2,516     $3,607       $2,573
                                    ======     ======      ======     ======       ======

Operating expenses
  Cruise                            $1,500     $1,405      $1,448     $1,598       $1,513
  Other                                 18         14          53        240           51
  Intersegment elimination              (2)        (1)        (13)       (78)         (12)
                                    ------     ------      ------     ------       ------
                                    $1,516     $1,418      $1,488     $1,760       $1,552
                                    ======     ======      ======     ======       ======

Selling and administrative expenses
  Cruise                            $  355     $  327      $  327     $  289       $  346
  Other                                 11          9          15         11           11
                                    ------     ------      ------     ------       ------
                                    $  366     $  336      $  342     $  300       $  357
                                    ======     ======      ======     ======       ======

Depreciation and Amortization
  Cruise                            $  224     $  215      $  217     $  219       $  222
  Other                                  8          7           7          7            8
                                    ------     ------      ------     ------       ------
                                    $  232     $  222      $  224     $  226       $  230
                                    ======     ======      ======     ======       ======

Operating income (loss)
  Cruise                            $  370     $  440      $  477     $1,250       $  444
  Other                                (21)       (18)        (15)        71          (10)
                                    ------     ------      ------     ------       ------
                                    $  349     $  422      $  462     $1,321       $  434
                                    ======     ======      ======     ======       ======

                                 Six Months Ended   Nine Months Ended        Year Ended
                                       May 31,          August 31,          November 30,
                                        2005               2005                 2005
                                        ----               ----                 ----
Revenues
  Cruise                               $4,856             $8,212              $10,737
  Other                                    72                401                  461
  Intersegment elimination                (14)               (92)                (104)
                                       ------             ------              -------
                                       $4,914             $8,521              $11,094
                                       ======             ======              =======

Operating expenses
  Cruise                               $2,853             $4,451              $ 5,964
  Other                                    67                307                  358
  Intersegment elimination                (14)               (92)                (104)
                                       ------             ------              -------
                                       $2,906             $4,666              $ 6,218
                                       ======             ======              =======

Selling and administrative expenses
  Cruise                               $  654             $  943              $ 1,289
  Other                                    24                 35                   46
                                       ------             ------              -------
                                       $  678             $  978              $ 1,335
                                       ======             ======              =======

Depreciation and Amortization
  Cruise                               $  432             $  651              $   873
  Other                                    14                 21                   29
                                       ------             ------              -------
                                       $  446             $  672              $   902
                                       ======             ======              =======

Operating income (loss)
  Cruise                               $  917             $2,167              $ 2,611
  Other                                   (33)                38                   28
                                       ------             ------              -------
                                       $  884             $2,205              $ 2,639
                                       ======             ======              =======

Non-GAAP Financial Measures

      Gross and net revenue yields were computed by dividing the gross or net revenues, without rounding, by available lower berth days ("ALBDs") as follows:

                                                                          Three Months Ended
                                       -----------------------------------------------------------------------------------------
                                                 February 28,
                                                 ------------                   May 31,           August 31,        November 30,
                                           2006               2005               2005               2005              2005
                                           ----               ----               ----               ----              ----
                                                               (in millions, except ALBDs and yields)
Cruise revenues
  Passenger tickets                    $      1,910       $      1,843       $      1,903       $      2,700       $      1,953
  Onboard and other                             539                544                566                656                572
                                       ------------       ------------       ------------       ------------       ------------
Gross cruise revenues                         2,449              2,387              2,469              3,356              2,525
Less cruise costs
  Commissions, transportation
    and other                                  (408)              (423)              (380)              (475)              (367)
  Onboard and other                             (97)               (97)               (96)              (118)              (101)
                                       ------------       ------------       ------------       ------------       ------------
Net cruise revenues                    $      1,944       $      1,867       $      1,993       $      2,763       $      2,057
                                       ============       ============       ============       ============       ============

ALBDs                                    11,936,438         11,586,444         11,711,830         12,297,220         12,159,133
                                       ============       ============       ============       ============       ============

Gross revenue yields                   $     205.15       $     206.08       $     210.79       $     272.90       $     207.64
                                       ============       ============       ============       ============       ============

Net revenue yields                     $     162.81       $     161.20       $     170.11       $     224.72       $     169.15
                                       ============       ============       ============       ============       ============

      Gross and net cruise costs per ALBD were computed by dividing the gross or net cruise costs, without rounding, by ALBDs as follows:

                                                                         Three Months Ended
                                       -----------------------------------------------------------------------------------------
                                                February 28,
                                                ------------                    May 31,         August 31,         November 30,
                                           2006               2005               2005              2005                2005
                                           ----               ----               ----              ----                ----
                                                            (in millions, except ALBDs and costs per ALBD)
Cruise operating expenses              $      1,500       $      1,405       $      1,448       $      1,598       $      1,513
Cruise selling and administrative
  expenses                                      355                327                327                289                346
                                       ------------       ------------       ------------       ------------       ------------
Gross cruise costs                            1,855              1,732              1,775              1,887              1,859
Less cruise costs included in
  net cruise revenues
    Commissions, transportation
      and other                                (408)              (423)              (380)              (475)              (367)
    Onboard and other                           (97)               (97)               (96)              (118)              (101)
                                       ------------       ------------       ------------       ------------       ------------
Net cruise costs                       $      1,350       $      1,212       $      1,299       $      1,294       $      1,391
                                       ============       ============       ============       ============       ============

ALBDs                                    11,936,438         11,586,444         11,711,830         12,297,220         12,159,133
                                       ============       ============       ============       ============       ============

Gross cruise costs per ALBD            $     155.42       $     149.44       $     151.56       $     153.49       $     152.92
                                       ============       ============       ============       ============       ============

Net cruise costs per ALBD              $     113.08       $     104.55       $     110.87       $     105.31       $     114.43
                                       ============       ============       ============       ============       ============

Non-GAAP Financial Measures

      Gross and net revenue yields were computed by dividing the gross or net revenues, without rounding, by ALBDs as follows:

                                    Six Months Ended   Nine Months Ended      Year Ended
                                          May 31,          August 31,        November 30,
                                           2005               2005               2005
                                           ----               ----               ----
                                             (in millions, except ALBDs and yields)
Cruise revenues
  Passenger tickets                    $      3,746       $      6,446       $      8,399
  Onboard and other                           1,110              1,766              2,338
                                       ------------       ------------       ------------
Gross cruise revenues                         4,856              8,212             10,737
Less cruise costs
  Commissions, transportation
    and other                                  (803)            (1,278)            (1,645)
  Onboard and other                            (193)              (311)              (412)
                                       ------------       ------------       ------------
Net cruise revenues                    $      3,860       $      6,623       $      8,680
                                       ============       ============       ============

ALBDs                                    23,298,274         35,595,494         47,754,627
                                       ============       ============       ============

Gross revenue yields                   $     208.45       $     230.72       $     224.84
                                       ============       ============       ============

Net revenue yields                     $     165.68       $     186.07       $     181.77
                                       ============       ============       ============

      Gross and net cruise costs per ALBD were computed by dividing the gross or net cruise costs, without rounding, by ALBDs as follows:

                                     Six Months Ended   Nine Months Ended     Year Ended
                                           May 31,          August 31,       November 30,
                                            2005               2005              2005
                                            ----               ----              ----
                                          (in millions, except ALBDs and costs per ALBD)
Cruise operating expenses              $      2,853       $      4,451       $      5,964
Cruise selling and administrative
  expenses                                      654                943              1,289
                                       ------------       ------------       ------------
Gross cruise costs                            3,507              5,394              7,253
Less cruise costs included in
  net cruise revenues
    Commissions, transportation
      and other                                (803)            (1,278)            (1,645)
    Onboard and other                          (193)              (311)              (412)
                                       ------------       ------------       ------------
Net cruise costs                       $      2,511       $      3,805       $      5,196
                                       ============       ============       ============

ALBDs                                    23,298,274         35,595,494         47,754,627
                                       ============       ============       ============

Gross cruise costs per ALBD            $     150.50       $     151.54       $     151.89
                                       ============       ============       ============

Net cruise costs per ALBD              $     107.73       $     106.89       $     108.81
                                       ============       ============       ============

NOTE TO NON-GAAP FINANCIAL MEASURES

      We use net cruise revenues per ALBD ("net revenue yields") and net cruise costs per ALBD as significant non-GAAP financial measures of our cruise segment financial performance. We believe that net revenue yields are commonly used in the cruise industry to measure a company's cruise segment revenue performance. This measure is also used for revenue management purposes. In calculating net revenue yields, we use "net cruise revenues" rather than "gross cruise revenues." We believe that net cruise revenues is a more meaningful measure in determining revenue yield than gross cruise revenues because it reflects the cruise revenues earned by us net of our most significant variable costs, which are travel agent commissions, cost of air transportation and certain other variable direct costs associated with onboard revenues. Substantially all of our remaining cruise costs are largely fixed once our ship capacity levels have been determined, except for the impact of changing prices.

      Net cruise costs per ALBD is the most significant measure we use to monitor our ability to control our cruise segment costs rather than gross cruise costs per ALBD. In calculating net cruise costs, we exclude the same variable costs that are included in the calculation of net cruise revenues. This is done to avoid duplicating these variable costs in these two non-GAAP financial measures.